SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                   FORM 8-K/A


                               (Amendment No. 1)


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 27, 1999

                                   ----------


                               GENTA INCORPORATED
             (Exact name of registrant as specified in its charter)

                         Commission file number 0-19635


              Delaware                                     33-0326866
  (State or other jurisdiction of               (I.R.S. Employer Identification
   incorporation or organization)                           Number)



           99 Hayden Avenue, Suite 200, Lexington, Massachusetts 02421
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (781) 860-5150
              (Registrant's telephone number, including area code)

                               GENTA INCORPORATED
                                    FORM 8-K/A
                                 CURRENT REPORT

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

Item 5. Other Event............................................................3

Item 7. Exhibit................................................................3

Signature......................................................................4


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

Item 5. OTHER EVENT

        On April 27, 1999 the Company filed a Form 8-K providing, as Exhibit 99.1, the Company's Press Release dated April 27, 1999. Such Exhibit 99.1 was incorrect and the correct Press Release is attached hereto as Exhibit 99.1.


Item 7.  EXHIBIT

        99.1 Press Release dated April 27, 1999.


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

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   April 29, 1999

                                   GENTA INCORPORATED


                                   /s/  Kenneth G. Kasses, Ph.D.
                                   ------------------------------------------
                                   Kenneth G. Kasses, Ph.D.
                                   President, Principal Executive Officer and
                                   Director



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

                                  Exhibit 99.1
                                  Press Release




AT THE COMPANY                AT THE FINANCIAL RELATIONS BOARD
--------------                --------------------------------
Gerald Schimmoeller           Susan Jayson - General Info - (212) 661-8030
Vice President & CFO          Brian Gill - Analyst Info - (212) 661-8030
(781) 860-5143                Deanne Eagle -Media Info - (212) 661-8030


FOR IMMEDIATE RELEASE:
----------------------
April 27, 1999

                          GENTA INCORPORATED ANNOUNCES
                          ----------------------------
                    FOURTH QUARTER AND YEAR-END 1998 RESULTS
                    ----------------------------------------


LEXINGTON, MA, April 27, 1999 -- Genta Incorporated (Nasdaq: GNTA) announced today its operating results for the fourth quarter and year ended December 31, 1998. The Company reported a net loss applicable to common shareholders totaling $8.2 million, or a loss of $1.17 per common share for the year ended December 31, 1998, compared to a net loss applicable to common shareholders of $33.3 million, or a loss of $7.52 per common share, for the year ended December 31, 1997.

For the fourth quarter ended December 31, 1998, Genta reported a net loss totaling $3.5 million, or $0.38 per common share, compared with $3.9 million or $0.68 per common share for the corresponding period in 1997.

The net loss for 1998 includes approximately $0.7 million in loss from the Company's wholly owned specialty chemicals subsidiary, JBL Scientific, Inc., reported as discontinued operations as a result of its pending sale;
non-recurring costs and expenses attributable to the Company's reorganization efforts; and the abandonment of certain patents no longer relevant to the Company. The net loss also included $0.6 million in accrued dividends to preferred stockholders, compared with $16.2 million in imputed dividends and $1.7 million in accrued preferred stock dividends for the year ended December 31, 1997.

"Since 1997, we have reduced our human and other resources to manage expenses and focus our efforts on the development of G3139, our lead antisense compound now in Phase I and II clinical trials in several different types of cancer," said Kenneth G. Kasses, Ph.D., President and CEO. "Consistent with this strategy and as previously announced, in March we entered into an Asset Purchase Agreement with Promega Corporation to sell substantially all of the assets and certain liabilities of JBL Scientific, Inc. We expect this transaction, assuming completion in May 1999, to provide the Company with sufficient cash to fund its operations into the year 2000."

The Company reported cash and cash equivalents and short-term investments of $2.5 million at December 31, 1998.

The statements contained in this press release that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended including statements regarding the expectations, beliefs, intentions or strategies regarding the future. The Company intends that all forward-looking statements be subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company's views as of the date they are made with respect to future events, but are subject to many risks and uncertainties, which could cause the actual results of the Company to differ materially from any future results expressed or implied by such forward-looking statements. Examples of such risks and uncertainties include, but are not limited to: the consummation of the sale of the assets of JBL; the obtaining of sufficient financing to maintain the Company's planned operations; the timely development, receipt of necessary regulatory approvals and acceptance of new products; the successful application of the Company's technology to produce new products; the obtaining of proprietary protection for any such technology and products; the impact of competitive products and pricing and reimbursement policies; and the changing of market conditions. The Company does not undertake to update any forward-looking statements. Genta Incorporated (Nasdaq: GNTA) is a biopharmaceutical company whose strategy consists of building a product and technology portfolio focusing on its Anticode (antisense) products intended to treat cancer at its genetic source.


Financial tables follow.







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

                                     Genta Incorporated
                  Selected Condensed Consolidated Financial Data (Unaudited)
                            (in thousands, except per share data)


                                                       Three Months Ended       Year Ended
                                                        1998       1997      1998       1997

Condensed Consolidated Statement of Operations Data
Revenues:

Related party contract revenues                        $   3     $   87     $  55     $  350
Collaborative research and development                    10          0        50         50
                                                          --         --        --         --
Total revenues                                            13         87       105        400

Costs and expenses:
Research and development                               1,308        510     2,116      3,309
LBC settlement                                           547        600       547        600
General and administrative                               862      1,107     4,020      6,131
                                                         ---      -----     -----      -----
Total cost and expenses                                2,717      2,217     6,683     10,040

Loss from operations                                  (2,704)    (2,130)   (6,578)    (9,640)
Equity in net loss of joint venture                      729       (268)     (132)    (1,193)
Net loss of liquidated foreign subsidiary                (98)         0       (98)         0
Other income (expense), net                             (303)      (860)      (38)    (2,851)
                                                         ---        ---        --      -----
Loss from continuing operations                       (2,376)    (3,258)   (6,846)   (13,684)
Loss from discontinued operations                       (477)      (647)     (740)    (1,741)
Dividends accrued on preferred stock                    (633)        (5)     (633)    (1,695)
Dividends imputed on preferred stock                       0          0         0    (16,158)
                                                          --         --        --     ------
Net loss applicable to common shareholders            (3,486)    (3,910)   (8,219)   (33,278)

Net loss applicable to common shares               $   (0.38)  $  (0.68) $  (1.17)  $  (7.52)

Shares used in computing net loss per share            9,259      5,712     7,000      4,422


                                                        December 31,
                                                       1998       1997
Condensed Consolidated Balance Sheet Data
Cash, cash equivalents and

   short-term investments                            $ 2,458    $ 8,456
Working capital                                        3,629      5,807
Total assets                                           7,551     15,079
Total stockholders' equity                             2,959      9,425




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